UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WEAVE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY DATED MARCH 31, 2023 – SUBJECT TO COMPLETION
April   , 2023
To Our Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Weave Communications, Inc. The Annual Meeting will be held at 1331 W Powell Way, Lehi, Utah 84043 on                 , May   , 2023 at                  Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April   , 2023, unless you have previously requested to receive our proxy materials in paper form. Our board of directors has fixed the close of business on March   , 2023 as the record date for the Annual Meeting, or the Record Date, and only stockholders of record as of the Record Date may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to attend and vote your shares on the matters acted upon at the meeting. Your vote is important. All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend and participate in the Annual Meeting, please vote as soon as possible by submitting your proxy electronically via the Internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.
Sincerely,
Brett White
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY   , 2023: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE FREE OF CHARGE AT WWW.INVESTORVOTE.COM.

WEAVE COMMUNICATIONS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April   , 2023

Time and Date:	, May , 2023 at Eastern Time.

Place:	The Annual Meeting will be held on , May , 2023 at Eastern Time at 1331 W Powell Way, Lehi, Utah 84043.

Items of Business:	1.	Elect the three Class II directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Weave Communications, Inc. for the fiscal year ending December 31, 2023.

3.
Approve an amendment to Weave Communications, Inc.’s amended and restated certificate of incorporation to limit the liability of certain of its officers as permitted by recent amendments to the General Corporation Law of the State of Delaware.

	4.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on March , 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.getweave.com/investor-resources/contact-ir or, if you are a registered holder, contact our transfer agent, Computershare Trust Company, N.A., through its website at www.computershare.com or by phone at (800) 736-3001.
By Order of the Board of Directors,

Brett White Chief Executive Officer	Stuart C. Harvey Jr. Chairperson of the Board

WEAVE COMMUNICATIONS, INC.
PROXY STATEMENT FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

-i-

Participation in our Initial Public Offering	#
Employment of Related Person	#
Right of First Refusal	#
Investors’ Rights, Voting, and Right of First Refusal Agreements	46
Indemnification Agreements	47
Review, Approval or Ratification of Transactions with Related Parties	47
DELINQUENT SECTION 16(A) REPORTS	48
ABOUT THIS PROXY STATEMENT	50
REPORT OF THE AUDIT COMMITTEE	49
ADDITIONAL INFORMATION	50
OTHER MATTERS	50

-ii-

WEAVE COMMUNICATIONS, INC.
________________
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 24, 2023
________________
APRIL  , 2023
Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of our board of directors of Weave Communications, Inc. for use at Weave Communications’ 2023 Annual Meeting of Stockholders (the "Annual Meeting" or “meeting”) to be held on                 , May   , 2023 at                  Eastern Time at 1331 W Powell Way, Lehi, Utah 84043. References in the proxy statement for the Annual Meeting, or the Proxy Statement, to “we,” “us,” “our,” the “Company” or “Weave Communications” refer to Weave Communications Inc.
Internet Availability of Proxy Materials
We will mail, on or about April   , 2023, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on March   , 2023. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify the website where the proxy materials will be made available; the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2022, or our Annual Report, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.
Questions and Answers About the Meeting and Related Topics
Q:    What is included in these materials?
A:    These materials include.
•The Proxy Statement; and
•The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, or the Annual Report, as filed with the Securities and Exchange Commission, or the SEC, on March 16, 2023.

Q:    What is the purpose of the meeting?
A:    At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will be available to respond to questions from stockholders.
Q:    What proposals are scheduled to be voted on at the meeting?
A:    Stockholders will be asked to vote on the following three proposals at the meeting:
1.to elect Blake G Modersitzki, George P. Scanlon and Debora Tomlin as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;
2.to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.to approve an amendment to our amended and restated certificate of incorporation to limit the liability of certain of our officers as permitted by recent amendments to the General Corporation Law of the State of Delaware.
Q:    Could matters other than Proposals One, Two, and Three be decided at the meeting?
A:    Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Weave Communications, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.
Q:    How does the board of directors recommend I vote on these proposals?
A:    Our board of directors recommends that you vote your shares:
•“FOR ALL” the nominees to the board of directors (Proposal One);
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal Two); and
•“FOR” the amendment to our amended and restated certificate of incorporation to limit the liability of certain of our officers as permitted by recent amendments to the General Corporation Law of the State of Delaware (Proposal Three).
Q:    Who may vote at the Annual Meeting?
A:    Stockholders of record as of the close of business on March   , 2023, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were                shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials will be sent directly to you by Weave Communications.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Q:    How do I attend the Annual Meeting?
A:    The Annual Meeting will be a meeting of stockholders to be held on May   , 2023 at 1331 W Powell Way, Lehi, Utah 84043. The meeting will begin promptly at                  Eastern Time. We encourage you to arrive at the venue prior to the start time and you should allow ample time for the check-in procedures.
Q:    What should I bring to check in at the Annual Meeting?
A:    All persons attending the Annual Meeting will be required to present a current form of government-issued picture identification. If you are a stockholder of record and attend the Annual Meeting, you may vote by ballot in person even if you have previously voted on a proxy card. If you hold shares beneficially in street name and wish to attend the Annual Meeting and vote in person, you must provide a “legal proxy” from your bank, broker or other nominee and proof of ownership on the Record Date (such as a recent brokerage statement) or the voting instruction form mailed to you by your bank, broker or other nominee. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.
Q:    How can I vote my shares in person at the Annual Meeting?
A.    You may attend the Annual Meeting on May   , 2023, at                  Eastern Time at 1331 W Powell Way, Lehi, Utah 84043. Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. See below for more details. Even if you plan to attend the Annual Meeting, we urge you to also vote by returning a proxy card or by submitting your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Q:    How do I vote my shares without attending the Annual Meeting?
A.    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by signing and returning the envelope provided with the proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. You may vote by mail or follow any other alternative voting procedure (such as telephone or internet voting) described on your Notice. To use an alternative voting procedure, follow the instructions on each voting instruction form and/or proxy card that you receive. The alternative voting procedures are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
•vote by telephone or through the internet – in order to do so, please follow the instructions shown on your Notice or proxy card; or
•vote by mail – if you request or receive a paper proxy card or voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on May   , 2023. If you vote by mail, your proxy card must be received by May   , 2023. Submitting your proxy, whether by telephone, through the internet or by mail if you request or receive a paper proxy card, will not affect your right to vote in person should you decide to attend and participate in the meeting in person.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction form provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote in person at the Annual Meeting, you must obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:    How do I vote by internet or telephone?
A.    If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card or voting instruction form. Please have each Notice or proxy card or voting instruction form you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.
The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.
Q:    What shares can I vote?
A:    Each share of Weave Communications common stock issued and outstanding as of the close of business on March   , 2023 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of March   , 2023, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Q:    How many votes am I entitled to per share?
A:    Each holder of shares of common stock is entitled to one vote for each share of common stock held as of March   , 2023.
Q:    What is the quorum requirement for the meeting?
A:    The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present in person or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.
Q:    How are abstentions and broker non-votes treated?
A:    Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares presented or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal Two. Abstentions have the same effect as votes AGAINST Proposal Three.
A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on Proposal One or Proposal Two. Broker non-votes have the same effect as votes AGAINST Proposal Three.
Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include proposals other than Proposal Two, such as the election of directors and the charter amendment. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.
Q:    What is the vote required for each proposal?
A:    The votes required to approve each proposal are as follows:
•Proposal One: Each director nominee must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. If you "WITHHOLD” your vote, it will have no effect on the election of directors.
•Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•Proposal Three: Approval will be obtained with the affirmative vote “FOR” the proposal of the holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting.
Q:    If I submit a proxy, how will it be voted?
A:    When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q:    What should I do if I get more than one proxy card or voting instruction form?
A:    Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to our Annual Meeting to ensure that all of your shares are voted and counted.

Q:    Can I change my vote or revoke my proxy?
A:    You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•providing a written notice of revocation to our Corporate Secretary at Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043, prior to your shares being voted, or
•attending the Annual Meeting and voting in person at the meeting. Attendance alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Q.    How can I get electronic access to the proxy materials?
A:    Your Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting through the internet; and
•instruct us to send our future proxy materials to you electronically by email.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:    Is there a list of stockholders entitled to vote at the Annual Meeting?
A:    The names of stockholders of record entitled to vote will be available for inspection during the Annual Meeting at 1331 W Powell Way, Lehi, Utah 84043. In addition, for ten (10) days prior to the meeting, the names of stockholders of record entitled to vote will be available for inspection by stockholders of record for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 1331 W Powell Way, Lehi, Utah 84043. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at Weave Communications Inc., 1331 W Powell Way, Lehi, Utah 84043, or email ir@getweave.com to arrange for electronic access to the stockholder list.

Q:    Who will tabulate the votes?
A:    A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:    Where can I find the voting results of the Annual Meeting?
A:    We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Weave Communications stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Weave Communications that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043 or (3) contact our Investor Relations department by email at ir@getweave.com or by telephone at (385) 336-5493. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:    What if I have questions about my Weave Communications shares or need to change my mailing address on my stockholder account?
A:    You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (800) 736-3001, through its website at www.computershare.com or by U.S. mail at 462 South 4th Street, Suite 1600, Louisville, KY 40202, if you have questions about your Weave Communications shares or need to change your mailing address on your stockholder account.

Q:    Who is soliciting my proxy and paying for the expense of solicitation?
A:    The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, upon request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.
Q:    What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?
A:    Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2024 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 1331 W Powell Way, Lehi, Utah 84043. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2023 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December    , 2023 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. If we do not receive a stockholder proposal by the deadline described above, we may exclude the proposal from our proxy statement for our annual stockholder meeting to be held in 2023.
Requirements for Stockholder Proposals to be presented at our 2024 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2023 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•not earlier than the close of business on January    , 2023, and
•not later than the close of business on February    , 2023.
If we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after May    , 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:

•not earlier than the close of business on the 120th day prior to such annual meeting, and
•not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
Additionally, our stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
A stockholder’s notice to our Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Weave Communications of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Weave Communications does not need to present the proposal for vote at such meeting.
Q:    How can I elect to receive my proxy materials electronically by email?
A:    Registered stockholder (i.e., you hold your shares through our transfer agent, Computershare) – To receive future copies of our proxy materials by email, registered stockholders should go to www.proxyvote.com and follow the enrollment instructions. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is cancelled.
Beneficial stockholders (i.e., you hold your shares through an intermediary, such as a bank or broker) – Most beneficial stockholders can elect to receive an email that will provide electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, beneficial stockholders should go www.ProxyVote.com follow the enrollment instructions. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is cancelled.
Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investors.getweave.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and governance committee.
Board Leadership Structure
Our board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our board of directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the board of directors. Our board of directors has determined that having a director who is also the Chief Executive Officer serve as the Chairperson is not in the best interest of the Company’s stockholders at this time. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by our board of directors, and our Chairperson of the board of directors to focus on leading our board of directors in its fundamental role of providing guidance to, and independent oversight of, our management. Currently, Brett White serves as our Chief Executive Officer, and Stuart C. Harvey Jr. serves as Chairperson of our board of directors.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks, and more recently, risk exposure due to the insolvency of Silicon Valley Bank and other financial institutions. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our audit committee is responsible for reviewing and discussing our financial risk management policies, including our investment policies, and our major financial, accounting, tax, and enterprise risk exposures and the steps management has taken to monitor and control such exposure. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our compensation committee reviews major compensation-related risk exposures and the steps management has taken to monitor and control such exposures. Our compensation committee also assesses whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Our nominating and governance committee assesses risks related to our corporate governance practices, the independence of our board of directors and monitors the effectiveness of our governance guidelines.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Independence of Directors
New York Stock Exchange, or NYSE, listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors conducts an annual review of the independence of our directors by applying the independence principles and standards established by NYSE. These provide that a director is independent only if the board affirmatively determines that the director has no direct or indirect material relationship with our company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, our board of directors has determined that none of the current members of our board of directors, other than Mr. White and Mr. Banks when he served as a member of our board of directors, has a relationship that would interfere with the exercise of such members’ independent judgment in carrying out their responsibilities as a director and that each of the current members of our board of directors other than Mr. White is “independent” as that term is defined under NYSE listing rules. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and governance committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.
Audit Committee
Our audit committee is composed of George P. Scanlon, who is the chair of our audit committee, Tyler Newton and David Silverman. The composition of our audit committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Scanlon is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to oversight of our accounting and financial reporting processes, the integrity of our financial statements, our compliance with legal and regulatory requirements, the performance of our internal audit function and systems of internal control, and audits of our financial statements, and to oversee our independent registered public accounting firm. Pursuant to its charter, our audit committee, among other things:
•selects a firm to serve as the independent registered public accounting firm to audit our financial statements;
•helps to ensure the independence of the independent registered public accounting firm;
•discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year-end operating results;
•develops procedures for employees to anonymously submit concerns about questionable accounting or audit matters; and
•considers the adequacy of our internal accounting controls and audit procedures.
Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Compensation Committee
Our compensation committee is composed of Blake G Modersitzki, who is the chair of our compensation committee, Tyler Newton and Debora Tomlin. The composition of our compensation committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. Other than Mr. Modersitzki, each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our overall compensation policies, plans and programs and human capital management function, and to review, determine and execute our compensation philosophy, and the compensation of our executive officers, directors, and other senior management, as appropriate. Pursuant to its charter, our compensation committee, among other things:
•reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;
•administers our stock and equity incentive plans;
•reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and
•establishes and reviews general policies relating to compensation and benefits of our employees.
The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.
Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Nominating and Governance Committee
Our nominating and corporate governance committee is composed of Tyler Newton, who is the chair of our nominating and governance committee, Stuart C. Harvey Jr. and David Silverman. The composition of the nominating and corporate governance committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. The primary purpose of our nominating and governance committee is to discharge the responsibilities of our board of directors in ensuring that the board of directors is properly constituted to meet its fiduciary duties. Pursuant to its charter, our nominating and governance committee, among other things:
•identifies, evaluates and recommends nominees and consider and evaluate stockholder nominees for election to our board of directors and committees of our board of directors;
•conducts searches for appropriate directors;
•evaluates the performance of our board of directors and of individual directors;

•considers and makes recommendations to the board of directors regarding the composition of the board and its committees;
•reviews developments in corporate governance practices;
•evaluates the adequacy of our corporate governance practices and reporting; and
•makes recommendations to our board of directors concerning corporate governance matters.
Our nominating and governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. The Chairperson of our board of directors, who is a non-employee and independent director, serves as the presiding director at these meetings.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during 2022 included Messrs. Modersitzki and Newton and Ms. Tomlin. None of the members of our compensation committee in 2022 was at any time during 2022 or at any other time one of our officers or employees, other than Mr. Modersitzki, none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2022, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
In November 2021, entities affiliated with Pelion Ventures VI, L.P., a holder of more than 5% of our common stock and an affiliate of a member of our board of directors, Blake G Modersitzki, purchased approximately 400,000 shares in our initial offering public offering at our initial public offering price of $24.00 per share.

Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2022: (i) our board of directors met five (5) times; (ii) our audit committee met seven (7) times; (iii) our compensation committee met four (4) times; and (iv) our nominating and governance committee met five (5) times.
During 2022, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors who then served on our board of directors attended the 2022 Annual Meeting of Stockholders.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson of the board of directors) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by our Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Weave Communications, Inc.
1331 W Powell Way,
Lehi, Utah 84043
Attn: Corporate Secretary
Global Code of Conduct
We have adopted a Global Code of Conduct that applies to all of the members of our board of directors, officers and employees. Our Global Code of Conduct is posted on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Global Code of Conduct by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and governance committee considers candidates recommended by stockholders, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth above under “Questions and Answers About the Meeting and Related Topics — What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2024 Annual Meeting, or for consideration at our 2024 Annual Meeting?”
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, with a diverse background and skill set that contribute to the total mix of viewpoints and experience represented on the board of directors, our nominating and governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and governance committee may take into consideration many factors including, among other things, a candidate’s independence, character, integrity, judgment diversity, professional achievements, skills, financial and other areas of expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. Accordingly, our nominating and governance committee may consider such factors as gender, race, ethnicity, differences in professional background, experience at policy-making levels in business, finance and technology and other areas, education, skill, and other individual qualities and attributes. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS
Our board of directors currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I expire at our annual meetings of stockholders to be held in 2024 and 2025, respectively. Our board of directors proposes that each of the three Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at our 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
At the recommendation of our nominating and governance committee, our board of directors appointed George P. Scanlon as a Class II director in May 2022. Mr. Scanlon was recommended by our nominating and governance committee after coming to its attention during open discussion at a meeting thereof.
Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than the three directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and lengths of service on our board of directors as of March   , 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:

Blake G Modersitzki (2)	57	Director	October 2015

George P. Scanlon (1)	65	Director	May 2022

Debora Tomlin (2)	54	Director	December 2020

_______________________
(1)     Member of our audit committee
(2)     Member of our compensation committee
Blake G Modersitzki has served as a member of our board of directors since October 2015. Mr. Modersitzki has served as a managing director of Pelion Venture Partners from May 2002 until October

2013 when he was promoted to managing partner. He also currently serves on the boards of directors of several private companies including Deserve, Inc., since August 2016, and BusBot, Inc. (d/b/a Denim) since May 2022. Mr. Modersitzki holds a B.A. degree in Economics from Brigham Young University.
We believe that Mr. Modersitzki’s investment experience and knowledge of our industry give him the qualifications and skills to serve as a director.
George P. Scanlon has served as a member of our board of directors since May 2022. Mr. Scanlon is a private investor. From 2010 to 2013, Mr. Scanlon was the Chief Executive Officer of Fidelity National Financial, Inc. (“FNF”), after serving as its Chief Operating Officer earlier in 2010. Mr. Scanlon also served as the Executive Vice President - Finance of Fidelity National Information Services from 2009 to 2010 and the Chief Financial Officer of Fidelity National Information Services from 2008 to 2009. Prior to working at FNF, Mr. Scanlon served as the Chief Financial Officer at several companies in various industries, including real estate, technology and data services. Mr. Scanlon currently serves on the board of directors of Landstar System, Inc. since May 2017 and previously served on the boards of directors of WageWorks, Inc. from October 2018 to August 2019 and Remy International, Inc. from October 2012 to November 2015. Mr. Scanlon holds a B.B.A. degree in Accounting from University of Notre Dame and an M.B.A. from University of Miami – Herbert Business School.
We believe that Mr. Scanlon’s financial background and public company experience give him the qualifications and skills to serve as a director.
Debora Tomlin has served as a member of our board of directors since December 2020. Since March 2016, Ms. Tomlin has served on the boards of directors for LiveRamp Holdings, Inc. (f/k/a Acxiom Corporation) and for Nexla, Inc. since 2022. Ms. Tomlin has also served as an Advisor to Blumberg Capital since October 2021. Ms. Tomlin served as the Chief Marketing Officer and Head of Global Communications for Gen Digital Inc. (f/k/a NortonLifeLock, Inc.) from February 2019 to September 2020. Prior to that, Ms. Tomlin served as the Chief Marketing & Distribution Officer for CSAA Insurance Group from August 2012 to February 2019. From 2007 until 2012, Ms. Tomlin held several senior leadership positions, including Vice President of Marketing, at Capital One Financial Corp. Prior to 2007, Ms. Tomlin held several senior roles at USAA. Ms. Tomlin holds a B.A. degree in English from Siena College and a master’s degree in Political Science from North Carolina State University.
We believe that Ms. Tomlin’s technology marketing background and public company experience give her the qualifications and skills to serve as a director.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of March   , 2023 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class III Directors:

Stuart C. Harvey Jr. * (3)	61	Director	July 2020

Brett White	60	Director	July 2020

Class I Directors:

Tyler Newton (1)(2)(3)	50	Director	August 2017

David Silverman (1)(3)	51	Director	October 2015
_______________________
(1)    Member of our audit committee
(2)    Member of our compensation committee
(3)    Member of our nominating and governance committee
*    Chairperson of our board of directors
Stuart C. Harvey, Jr. has served as a member of our board of directors since July 2020 and as the chairperson of our board of directors since September 2021. Mr. Harvey has also served as a senior advisor to Blackstone since April 2021. Since March 2021, Mr. Harvey has served as member of the board of directors of Portage FinTech Acquisition Corp. Mr. Harvey also serves on the boards of directors, including as chairman, of a number of privately held companies. Mr. Harvey has also served as chairman of the board of directors for Paysafe Group from April 2018 to April 2021 and as executive chairman of the board of directors for WageWorks from September 2018 to August 2019. Prior to that, Mr. Harvey served as a managing director of Piper Sandler from November 2015 to December 2017 and was president and chief operating officer from November 2016 to December 2017. Mr. Harvey holds a B.A. degree in Government from Saint John’s University, a J.D. from The George Washington University Law School and an M.B.A. from Northwestern University – Kellogg School of Management.
We believe that Mr. Harvey’s senior leadership experience and significant expertise in corporate operations and finance qualifies him to serve as a director.
Brett White has served as our Chief Executive officer since August 2022 and as a member of our board of directors since July 2020. Prior to serving as our Chief Executive Officer, Mr. White served as our President and Chief Operating Officer from April 2022 to August 2022. Prior to that, Mr. White served as the Chief Financial Officer for Mindbody, Inc. from July 2013 to December 2021 and also as its Chief Operating Officer from 2016 to 2020. Mr. White also serves as a member of the board of directors of Inspired Flight Technologies Inc., a private company, since January 2022 and as a member of the Dean Advisory Council and has served as an Entrepreneur in Residence for the Orfalea College of Business, California Polytechnic State University since April 2018. Mr. White holds a B.A. degree in Business Economics with honors and an Accounting emphasis from the University of California, Santa Barbara.
We believe that Mr. White’s financial background and public company experience give him the qualifications and skills to serve as a director.

Tyler Newton has served as a member of our board of directors since August 2017. Since December 2006, Mr. Newton has served as a partner at Catalyst Investors, a growth equity investment firm he joined in April 2000. Mr. Newton has also served on the boards of directors of a number of privately held companies and previously served on the board of directors for Mindbody, Inc. until June 2016. Mr. Newton holds a B.A. degree in Economics from Middlebury College and is a CFA Charter holder.
We believe that Mr. Newton’s growth investing experience as a director of numerous technology companies give him the qualifications and skills to serve as a director.
David Silverman has served as a member of our board of directors since October 2015. Mr. Silverman has served as a managing partner at Crosslink Capital, a venture capital firm since July 2011. Prior to joining Crosslink Capital, Mr. Silverman was a managing director at Piper Jaffray from July 2009 to July 2011 and a partner at 3i Ventures from June 2000 to July 2008. Mr. Silverman holds a B.A. degree from Dartmouth College and a J.D. degree from Stanford University.
We believe that Mr. Silverman’s experience as a venture capital investor with a focus on financial technologies, and his overall management experience, give him the qualifications and skills to serve as a director.
There are no family relationships among our directors and executive officers.
Director Compensation
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each person who served as a non‑employee member of our board of directors during the fiscal year ended December 31, 2022. Messrs. Banks and White are not included in the table below, as they each served as executive officers of Weave Communications and did not receive compensation for their services as directors while serving in their executive officer roles. The compensation received by Messrs. Banks and White for service as an executive officer or director is shown in “Executive Compensation — Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (3)	Option Awards ($)	Total ($)
Stuart C. Harvey Jr.(5)	69,000	151,486	—	220,486
Blake G Modersitzki	47,000	151,486	—	198,486
Tyler Newton(4)	59,000	151,486	—	210,486
George P. Scanlon(5)	35,122	258,818	—	293,940
David Silverman(4)	49,000	151,486	—	200,486
Debora Tomlin	41,000	151,486	—	192,486
_______________________
(1)    Our non-employee directors are entitled to receive annual fees payable quarterly in arrears for service on our board of directors and committees thereof pursuant to our non-employee director compensation policy, as described further below under “—Non-Employee Director Compensation Arrangements.”
(2)    The amounts reported in this column reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for awards of restricted stock units

(“RSUs”) granted during the fiscal year. See Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for further information about the assumptions underlying the calculations. The amount reported reflects the accounting value for the RSU awards and does not correspond to the actual economic value that may be received by the non-employee directors from the RSU awards. For information regarding the number of unvested RSU awards held by each non-employee director as of December 31, 2022, see the column “Unvested Restricted Stock Units” in the table directly below.
(3)    Our non‑employee directors held the following number of stock options and RSUs as of December 31, 2022:

Name	Shares Subject to Outstanding Stock Options	Unvested Restricted Stock Units
Stuart C. Harvey Jr.	106,666	30,358
Blake G Modersitzki	—	30,358
Tyler Newton	—	—
George P. Scanlon	—	59,362
David Silverman	—	—
Debora Tomlin	106,666	30,358
(4)    Messrs. Newton and Silverman do not directly receive any compensation for their services as directors of the Company. Mr. Newton serves as a partner to Catalyst Investors, and Mr. Silverman is a control person of Crosslink LLC. RSUs with an aggregate grant date fair value of $151,486 per director were granted to Messrs. Newton and Silverman. Pursuant to agreements between each director and their affiliated fund, all compensation and equity awards that Messrs. Newton and Silverman receive are payable and transferred to Catalyst Investors and Crosslink LLC, respectively.
(5)    Mr. Scanlon joined our board of directors in May 2022 and was awarded a grant of RSUs. Additionally, pursuant to our non-employee director compensation policy, Mr. Scanlon received prorated amounts of his fees for serving as a director and committee chair or member.
Non-Employee Director Compensation Arrangements
Prior to the adoption of our non-employee director compensation policy, we had neither a formal compensation policy nor a formal policy of reimbursing expenses incurred by our non-employee directors in connection with their service. We reimbursed our non-employee directors for reasonable expenses incurred in connection with their attendance at board of directors or committee meetings and occasionally granted stock options, typically in connection with their appointment to our board of directors.
In connection with our initial public offering in 2021, our board of directors engaged Compensia, Inc., an independent compensation consultant, to assist with the development and adoption of our non-employee director compensation policy. Our policy, which became effective on November 15, 2021, is designed to obtain and retain the services of qualified persons to serve as members of our board of directors.
The policy provides for the following annual cash retainers, which are payable quarterly in arrears and pro-rated for partial quarters of service:
Annual Cash Retainer
•Non-employee member of board of directors: $35,000.
•Non-employee Chairperson: $20,000 (in addition to non-employee member retainer above).
•Non-Employee Lead Independent Director: $15,000 (in addition to non-employee member retainer above)

Annual Committee Cash Retainer:
•Audit Committee: $20,000 for Chair and $10,000 for other members.
•Compensation Committee: $12,000 for Chair and $6,000 for other members.
•Nominating and Governance Committee: $8,000 for Chair and $4,000 for other members.
Equity Grants
The policy also provides for grants of stock options or RSUs (in the discretion of our board of directors) to purchase shares of our common stock under the 2021 Equity Incentive Plan, or 2021 Plan, to the non-employee directors upon their initial election or appointment to our board of directors and annually during their continued service thereafter. Any stock options granted will have an exercise price equal to 100% of the fair market value of our common stock on the date of grant.
Each non-employee director who is elected or appointed for the first time to our board of directors is granted an equity award with a grant date value of $300,000. The initial grant vests in three annual installments on the first, second and third anniversary of the grant date, subject to the director’s continued service through such vesting dates.
In addition, on the date of each annual meeting of our stockholders, we grant each continuing non-employee director who has served on our board of directors for at least 6 months prior to the annual meeting an equity award with a grant date value of $150,000. The annual equity award vests in full on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of our stockholders, subject to the director’s continued service through such vesting date.
All equity awards to our non-employee directors will vest in full immediately prior to any change in control of ours.
Expense Reimbursement
Our non-employee director compensation policy also provides that we reimburse our non-employee directors for reasonable expenses incurred in connection with the performance of their duties, in accordance with our travel and expense policy as in effect from time to time.
The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE THREE CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2022. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In addition to performing the audit of our financial statements, PricewaterhouseCoopers LLP provided various other services during the fiscal years ended December 31, 2022 and December 31, 2021. Our audit committee has determined that PricewaterhouseCoopers LLP’s provision of these services, which are described below, does not impair PricewaterhouseCoopers LLP’s independence from us. During the years ended December 31, 2022 and December 31, 2021, fees for services provided by PricewaterhouseCoopers LLP were as follows:

	Year Ended December 31,
	2022	2021
Audit Fees(1)	$1,155,716	$2,640,000
Audit-Related Fees(2)	–	–
Tax Fees(3)	–	–
All Other Fees(4)	965	964
Total Fees	$1,156,681	$2,640,964
_______________________
(1)    “Audit Fees” represents fees for professional services rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10‑K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with regulatory filings. Audit fees in 2022 include fees related to the annual audit of our financial statements and review of interim financial statements included in our quarterly reports. Included in 2021 Audit fees is an aggregate of $1,495,000 of fees billed in connection with our initial public offering, which closed in 2021.
(2)    “Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, and other accounting and financial reporting consultation or research work necessary to comply with financial accounting and reporting standards.
(3)    “Tax Fees” represents fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; and assistance with tax audits.
(4)    “All Other Fees” represents access fees to accounting, financial and disclosure resources.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION
Our board of directors recommends that our stockholders approve an amendment to our amended and restated certificate of incorporation to extend, to the fullest extent possible, the limitations of personal liability applicable to our directors to certain of our officers, including our executive officers. Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL, was recently amended to permit a Delaware corporation to include in its certificate of incorporation a provision to eliminate or limit the personal liability of certain officers to a corporation’s stockholders for monetary damages resulting from certain breaches of the officer’s fiduciary duty of care, providing some parity with existing protections available for directors of Delaware corporations. Our board of directors has adopted a resolution to amend our amended and restated certificate of incorporation to eliminate personal liability of such an officer to our stockholders for monetary damages to the fullest extent permitted by the DGCL (the “Amendment”). To be effective, the Amendment must be approved by our stockholders in the manner described in this Proxy Statement.
The affirmative vote of the holders of a majority of our common stock entitled to vote at the Annual Meeting as of the Record Date is required to adopt the Amendment to eliminate or limit the personal liability of certain of our officers to our stockholders for monetary damages resulting from certain breaches of the officer’s fiduciary duty of care.
The form of the Amendment is set forth as Appendix A to this proxy statement.
Reasons for the Amendment
For a corporation to function properly, the officers and directors of the corporation must be able to exercise independent business judgment without the fear of unwarranted or frivolous litigation and being held liable for mistakes of judgment or ordinary negligence in the good faith performance of their duties. Investigations, claims, actions, suits and proceedings whereby stockholders may seek to impose liability on officers and directors of corporations are increasingly common, serving as a major distraction to officers and directors and increasing the costs of being a public company. In this environment, an individual may conclude that the potential exposure to this risk exceeds any benefit derived from serving as an officer or director. Additionally, we believe the primary effect of duty of care suits against officers, when such duty of care claims cannot be brought against directors, is to increase the cost and therefore settlement value of stockholder suits with little or no discernible value to a corporation or its stockholders, who ultimately bear such costs directly or indirectly through increased insurance premiums.
The DGCL already permits Delaware corporations to include a provision in their certificate of incorporation to provide that a corporation’s directors are not personally liable to pay monetary damages to the corporation or its stockholders for a breach of fiduciary duty as a director, except for:
•a breach of the directors’ duty of loyalty to the corporation or its stockholders;
•acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•any transaction from which the directors derive an improper personal benefit; or

•unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the DGCL.
Our amended and restated certificate of incorporation already contains a provision providing for the above protections to the fullest extent permitted by law, for the members of our board of directors.
The Amendment is intended to extend certain of those protections to certain of our officers, including our executive officers, as now permitted by the DGCL, such that these officers will not be personally liable to our stockholders for monetary damages for breach of the fiduciary duty of care. However, unlike the existing protections for directors, the Amendment does not protect executive officers from personal liability to the Company for claims of breach of the fiduciary duty of care brought by or in the right of the Company, including in the case of derivative claims.
Our board of directors believes that the adoption of the Amendment would reduce the costs and risks related to serving as an officer, increase our ability to continue to attract and retain qualified individuals to serve as officers, and potentially lower the cost of being a public company.
General Effects of the Amendment
The Amendment would protect certain of our officers, including our executive officers, against personal liability to our stockholders for monetary damages for certain breaches of the duty of care. However, as indicated above, our officers would remain liable for breaches of their duty of care brought by or in the right of the Company, including in the case of derivative claims. Accordingly, the Amendment would not prevent our board of directors from pursuing claims against our officers in the name of the Company, nor would it prevent our stockholders from bringing derivative claims in which our officers are alleged to have breached their duty of care. Additionally, consistent with the limits on exculpation of liability for directors, our officers would remain liable for breaches of their duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and for transactions from which an executive officer derives an improper personal benefit. The Amendment would not eliminate or limit the liability of our officers arising from causes of action brought under federal laws, including federal securities laws.
While the Amendment would protect certain of our officers, including executive officers, from awards of monetary damages for certain breaches of the duty of care, it would not eliminate any of our officers’ fiduciary duties. In other words, our officers are still required to exercise appropriate diligence, act in good faith, and otherwise comply with the standards of Delaware law in carrying out their duties. Accordingly, the Amendment would have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer’s breach of fiduciary duty.
Also, under Section 102(b)(7) of the DGCL, adoption of the Amendment would not eliminate or limit the liability of an officer for any act or omission occurring prior to the Amendment becoming effective, so officers would remain potentially liable for monetary damages in connection with any acts or omissions occurring prior to the effectiveness of the Amendment.
Finally, the Amendment clarifies that certain of our officers, including our executive officers, would receive the benefit of any future amendments to the DGCL that further limit the personal liability of officers (so that if the DGCL were to be amended to further limit the personal liability of officers, our amended and restated certificate of incorporation would not have to be further amended or modified to conform to any revisions of such section), and that any repeal or modification of the provisions added to our amended and restated certificate of incorporation by the Amendment would be prospective only and would not adversely affect any limitation on the personal liability of an officer existing at the time of any such repeal or modification. This is consistent with the existing provisions of our amended and restated certificate of incorporation as they relate to director exculpation as permitted by the DGCL and is designed to increase the flexibility of the amended and restated certificate of incorporation to allow it to change automatically with changes in the DGCL over time.
If this proposal is approved by our stockholders, we intend to file the Amendment with the Secretary of State of the State of Delaware as soon as practicable following the Annual Meeting, and the Amendment would become effective upon such filing. Our board of directors reserves the right, notwithstanding stockholder approval of the proposal and without further action by the stockholders, not to proceed with filing the Amendment at any time before it becomes effective. If our board of directors abandons the Amendment, it will publicly disclose that fact and the reason for its determination. If our stockholders do not approve the Amendment, our amended and restated certificate of incorporation will remain unchanged.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March   , 2023 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options or RSUs that are currently exercisable or exercisable within 60 days of March   , 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage ownership of our common stock is based on                shares of our common stock outstanding on March   , 2023. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043.

Name of Beneficial Owner	Common Stock	% of Total Voting Power
5% Stockholders

Entities affiliated with Catalyst Investors Partners IV, L.P.(1)	10,928,422	%
Entities affiliated with Crosslink Capital(2)	9,649,779	%
Entities affiliated with Bessemer Venture Partners(3)	7,566,659	%
Entities affiliated with Tiger Global Private Investment Partners XI, L.P.(4)	5,250,907	%
Entities affiliated with Pelion Ventures VI, L.P.(5)	5,545,371	%
LEC Weave Holdings LLC(6)	3,500,634	%

Roy Banks(7)		%
Erin Goodsell		–
Stuart C. Harvey Jr.(8)		*
Matt Hyde(9)		*
Blake G Modersitzki(5)(10)		%
Tyler Newton(2)		%
George P. Scanlon(11)		–
David Silverman(2)		%
Alan Taylor(12)		%
Debora Tomlin(13)		*
Brett White(14)		*

All executive officers and directors as a group (11 persons)		%
_______________________
* Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)    Based solely on a Schedule 13G filing by Catalyst Investors QP IV, L.P. (“Fund QP IV”), Catalyst Investors IV, L.P. (“Fund IV”), Catalyst Investors Partners IV, L.P. (“CIP IV”), Catalyst Investors Partners IV, L.L.C. (“CIP LLC”), and Brian Rich (“Rich”) on February 14, 2022 and a Form 4 filing by CIP IV on May 31, 2022, reporting shared voting and dispositive power over the shares. CIP IV reported that (i) 10,379,037 shares of our common stock were held by Fund QP IV, (ii) 549,385 shares of our common stock were held by Fund IV and (iii) 30,358 shares of our common stock subject to RSUs held by CIP IV that vest within 60 days of March 30, 2023. CIP IV, on behalf of its affiliated funds, investment vehicles and/or managed accounts, designated Mr. Newton to be appointed to our board of directors in August 2017. Pursuant to an agreement between CIP IV and Mr. Newton, Mr. Newton agreed to pay CIP IV or its nominee all of his director compensation and has instructed Weave to pay all such compensation directly to CIP IV or its nominee. Accordingly, CIP IV or its nominee is the direct holder of the RSUs. CIP IV serves as the general partner of Fund IV and Fund QP IV. CIP IV is the general partner of Fund IV. Brian A. Rich, Eugene L. Wolfson and D. Ryan McNally, who are managers of the board of CIP IV, and Mr. Newton may be deemed to have shared voting and dispositive power with respect to the shares held by Fund IV and Fund QP IV. Fund IV owns none of our securities directly. CIP LLC is the general partner of Fund IV, has voting and dispositive power over the shares held by Fund QP IV and Fund IV and may be deemed to own beneficially the shares held by Fund QP IV and Fund IV. CIP LLC owns none of our securities directly. Mr. Rich is a member of CIP LLC has voting and dispositive power over the shares held by Fund QP IV and Fund IV and may be deemed to own beneficially the shares held by Fund QP IV and Fund IV. Mr. Rich owns no securities of the Issuer directly. The stockholders’ address is 711 Fifth Avenue, Suite 600, New York, New York 10022.
(2)    Based solely on a Schedule 13D filing by Crosslink Capital, Inc. (“Crosslink”), Crosslink Capital Management, LLC (“CCM”), Crosslink Ventures VII Holdings, L.L.C. (“Ventures GP”) and Michael J. Stark on November 22, 2021 and a Form 4 filing by Crosslink Capital, Inc. on May 31, 2022, reporting shared voting and dispositive power over the shares. Crosslink reported that (i) 8,877,201 shares of our common stock were held by private investment funds for which Crosslink serves as the investment adviser (the “Crosslink Funds”), (ii) 28,006 shares of our common stock subject to RSUs were held by the Crosslink Funds that vest within 60 days of March 30, 2023, (iii) 711,864 shares of our common stock were held by a private investment fund for which CCM serves as the investment adviser (the “CCM Fund” and, together with the Crosslink Funds, the “Funds”) and (iv) 2,352 shares of our common stock subject to RSUs were held by the CCM Fund that vest within 60 days of March 30, 2023. Crosslink, on behalf of the Funds, investment vehicles and/or managed accounts, designated Mr. Silverman to be appointed to our board of directors in October 2015. Pursuant to an agreement between Crosslink and Mr. Silverman, Mr. Silverman has agreed to pay Crosslink or its nominee all of his director compensation and has instructed Weave to pay all such compensation directly to Crosslink or its nominee. Accordingly, the Funds are the direct holders of the RSUs. The Crosslink Funds advised by Crosslink hold securities directly for the benefit of their investors. These securities may be deemed to be beneficially owned indirectly by Crosslink as the investment adviser to the Crosslink Funds and by Mr. Stark as the control person of Crosslink. The CCM Fund, advised by CCM, holds securities directly for the benefit of its investors. These securities may be deemed to be beneficially owned indirectly by CCM as the investment adviser to the CCM Fund. Ventures GP is the general partner of certain of the Funds. Mr. Stark is the control person of Crosslink.The stockholders’ address is 2180 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
(3)    Based solely on a Schedule 13G filing by Deer IX & Co. Ltd. (“Deer IX Ltd”), Deer IX & Co. L.P. (“Deer IX LP”), Bessemer Venture Partners IX L.P. (“BVP IX”) and Bessemer Venture Partners IX Institutional L.P. (“BVP IX Institutional” and together with BVP IX, the “Funds”) on February 15, 2022, reporting sole voting and dispositive power over the shares. Deer IX Ltd. reported that, as of December 31, 2021, it held sole voting and dispositive power over 7,566,659 shares of our common stock of which (i) 4,201,010 shares of our common stock were held directly by BVP IX and (ii) 3,365,649 shares of our common stock were held directly by BVP IX Institutional. Deer IX Ltd, as the general partner of Deer IX LP, which in turn is the sole general partner of the Funds, may be deemed to beneficially own all 7,566,659 shares of our common stock held directly by the Funds and have the power to direct the dividends from or the proceeds of the sale of such shares. The stockholders’ address is c/o Bessemer Venture Partners,1865 Palmer Avenue; Suite 104, Larchmont, NY 10583.
(4)    Based solely on a Schedule 13G/A filing by Tiger Global Private Investment Partners XI, L.P., Tiger Global PIP Performance XI, L.P., Tiger Global PIP Management XI, Ltd., Tiger Global Management, LLC, Charles P. Coleman III and Scott Shleifer on February 14, 2023, reporting shared voting and dispositive power over the shares. Tiger Global Management, LLC reported that (i) Tiger Global Private Investment Partners XI, L.P. has shared voting and dispositive power over 4,362,668 shares of our common stock, (ii) Tiger Global PIP Performance XI, L.P. has shared voting and dispositive power over 4,362,668 shares of our common stock, (iii) Tiger Global PIP Management XI, Ltd. has shared voting and dispositive power over 4,362,668 shares of our common stock, and (iv) Tiger Global Management, LLC has shared voting and dispositive power over 5,250,907 shares of our common stock. All such shares are controlled by Tiger Global Management, LLC, Chase P. Coleman III and Scott Shleifer. The stockholders’ address is 9 West 57th Street, 35th Floor, New York, New York 10019.
(5)    Based solely on a Schedule 13G/A filing by Pelion Ventures VI, L.P. (“Fund VI”), Pelion Ventures VI-A, L.P. (“Fund VI-A”), Pelion Venture Partners VI, L.L.C. (“GP VI”), Pelion Ventures VII L.P. (“Fund VII”), Pelion Ventures VII-A L.P. (“Fund VII-A”), Pelion Ventures VII-E L.P. (“Fund VII-E”), Pelion Venture Partners VII, L.L.C. (“GP VII”) and Blake G Modersitzki on February 14, 2023 and a Form 4 filing by Blake G Modersitzki on March 9, 2023, reporting shared voting and dispositive power over the shares. Fund VI and Modersitzki reported that (i) 4,535,789 shares of our common stock were held directly by Fund VI and GP VI is the general partner of Fund VI and Modersitzki, as the Managing Member of GP VI, shares voting and investment authority over such shares, (ii) 310,138 shares of our common stock were held directly by Fund VI-A and GP VI is the general partner of Fund VI and Modersitzki, as the Managing Member of GP VI, shares voting and investment authority over these shares, (iii) 530,529 shares of our common stock were held directly by Fund VII and GP VII is the general partner of Fund VII and Modersitzki, as the Managing Member of GP VII, shares voting and investment authority over these shares, (iv) 109,323 shares of our common stock were held directly by Fund VII-A and GP VII is the general partner of Fund VII-A. and Modersitzki, as the Managing Member of GP VII, shares voting and investment authority over these shares, and (v) 59,592 shares of our common stock were held directly by Fund VII-E. and GP VII is the general partner of Fund VII-E and Modersitzki, as the Managing Member of GP VII, shares voting and investment authority over these shares. As noted, Blake G Modersitzki, a member of our board of directors, serves as the Managing Member and holds voting and dispositive power with respect to the shares of common stock and common stock held of record by Fund VI, Fund VI-A, Fund VII, Fund VII-A and Fund VII-E. The stockholders’ address is c/o Pelion Venture Partners, 2750 E. Cottonwood Parkway, Suite 600, Salt Lake City, UT 84121.
(6)    Based solely on a Schedule 13G/A filing by Lead Edge Capital Management, LLC (“LECM”), Lead Edge Capital Partners IV, LLC (“LEC Partners”), Lead Edge Capital IV, LP (“LEC IV”), Mitchell Green, Brian Neider and Nimay Mehta, on August 4, 2022, reporting shared voting and dispositive power over the shares. LECM reported that, as of December 31, 2021, (i) it held shared voting and dispositive power over 3,500,634 shares of our common stock, (ii) LEC Partners held shared voting and dispositive power over 3,300,634 shares of our common stock, and (iii) LEC held shared voting and dispositive power over 3,300,634 shares of our common stock. The shares of our common stock are held by LEC IV, and certain other funds (collectively, with LEC IV, the “Funds”), managed by LECM. LEC Partners serves as the general partner to LEC IV (the “General Partner”). Mitchell Green, Nimay Mehta and Brian Neider each serve as a managing member of LECM (the “Managing Members”). By virtue of these relationships, LECM, General Partner and Managing Members may be deemed to have shared voting and dispositive power with respect to the Shares owned directly by the Funds. The stockholder’s address is 96 Spring Street, 5th Floor, New York, NY 10012.
(7)    Mr. Banks resigned as Chief Executive Officer effective August 15, 2022 and from our board of directors effective September 2, 2022. Beneficial ownership information for Mr. Banks with respect to shares of common stock held by Mr. Banks is based on information available to Weave as of September 2, 2022.
(8)    Represents             shares of our common stock held by Mr. Harvey,            shares of our common stock subject to options held by Mr. Harvey that are exercisable within 60 days of March 30, 2023 and             shares of our common stock subject to RSUs held by Mr. Harvey that vest within 60 days of March 30, 2023.
(9)    Represents             shares of our common stock held by Mr. Hyde and shares of our common stock subject to options held by Mr. Hyde that are exercisable within 60 days of March 30, 2023.
(10)    Represents shares of our common stock held by Mr. Modersitzki and shares of our common stock subject to RSUs held by Mr. Modersitzki that vest within 60 days of March 30, 2023.
(11)    Represents            shares of our common stock subject to RSUs held by Mr. Scanlon that vest within 60 days of March 30, 2023.
(12)    Represents             shares of our common stock held by Mr. Taylor,            shares of our common stock subject to options held by Mr. Taylor that are exercisable within 60 days of March 30, 2023 and             shares of our common stock subject to RSUs held by Mr. Taylor that vest within 60 days of March 30, 2023.
(13)    Represents            shares of our common stock subject to options held by Ms. Tomlin that are exercisable within 60 days of March 30, 2023 and             shares of our common stock subject to RSUs held by Ms. Tomlin that vest within 60 days of March 30, 2023.
(14)    Represents            shares of our common stock subject to options held by Mr. White that are exercisable within 60 days of March 30, 2023 and             shares of our common stock subject to RSUs held by Mr. White that vest within 60 days of March 30, 2023.

EXECUTIVE OFFICERS
Our executive officers and their ages as of March   , 2023 and positions with Weave Communications are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Brett White	60	Chief Executive Officer and Director
Alan Taylor	61	Chief Financial Officer
Erin Goodsell	42	Chief Legal Officer and Corporate Secretary
Matt Hyde	42	Chief Revenue Officer
Branden Neish	47	Chief Product and Technology Officer
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
Brett White For a brief biography of Mr. White, please see “Proposal One: Election of Directors - Nominees to Our Board of Directors.”
Alan Taylor has served as our Chief Financial Officer since June 2016. Prior to joining our company, Mr. Taylor served as the Chief Financial Officer of eFileCabinet from January to June 2016, the Chief Financial Officer of Adaptive Computing from December 2011 to December 2015, and as the President and Chief Executive Officer of DirectPointe from May 2009 to March 2012. Mr. Taylor has also served in financial and/or business development roles at Boeing, Ford Motor Company, AlliedSignal and Novell. Mr. Taylor received a B.S. degree in Business Management with a concentration in Finance and an M.B.A with a focus in Finance from Brigham Young University.
Erin Goodsell has served as our Chief Legal Officer and Corporate Secretary since July 2022. Prior to joining our company, Ms. Goodsell served in various positions including as Director & Associate General Counsel at Qualtrics International Inc. from September 2016 to July 2022. Ms. Goodsell also served as an Adjunct Professor of Law at J. Reuben Clark Law School at Brigham Young University from August 2017 to July 2022. Prior to that, Ms. Goodsell served as an associate at Cooley LLP from September 2008 to August 2016. Ms. Goodsell received a B.A. in History and English Literature from Georgetown University and a J.D. from J. Reuben Clark Law School at Brigham Young University.
Matt Hyde has served as our Chief Revenue Officer since March 2021. Prior to joining our company, Mr. Hyde served as the Senior Vice President of Sales from January 2020 to March 2021 and the Vice President of Sales from July 2018 to January 2020 at Global Payments Integrated. Prior to that, Mr. Hyde served as the Vice President of Sales and Marketing at Network Merchants from August 2014 to July 2018.
Branden Neish has served as our Chief Product and Technology Officer since January 2023. Prior to that, he served as our Chief Product Officer from April 2022 to January 2023. Prior to joining our company, Mr. Neish served as the Chief Executive Officer of Gear.com, LLC, an e-commerce company, from April 2019 to April 2022, From May 2016 to March 2019, he served as the Chief Executive Officer of Agemni, a software company that serves the residential security alarm industry. Mr. Neish received a BFA degree in Industrial Design from Brigham Young University and an M.B.A. from Harvard Business School.

EXECUTIVE COMPENSATION
Our named executive officers for the year ended December 31, 2022, which consist of each person who served as our principal executive officer in 2022 and the next two most highly compensated executive officers, are:
•Brett White, our Chief Executive Officer;
•Roy Banks, our former Chief Executive Officer;
•Erin Goodsell, our Chief Legal Officer and Corporate Secretary; and
•Matt Hyde, our Chief Revenue Officer.
Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers during 2021 and 2022:

Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-equity incentive plan compensation(3)	All Other Compensation ($)(4)	Total ($)
Brett White Chief Executive Officer	2022	289,967(5)	321,413(6)	10,040,167	—	—	27,418	10,678,965

Roy Banks Former Chief Executive Officer	2022	286,564	—	2,947,848	—	—	152,712	3,388,504
	2021	358,455	100,000(7)	—	—	—	11,142	469,597

Erin Goodsell Chief Legal Officer and Corporate Secretary	2022	164,969(8)	—	3,587,230	—	118,000(9)	5,584	3,875,783

Matt Hyde Chief Revenue Officer	2022	312,512	—	1,749,530	274,425(10)	150,000	7,589	2,495,418
	2021	208,985	56,667(7)	—	2,715,140	—	7,797	2,988,589

_______________________
(1)    Mr. Banks resigned as our Chief Executive Officer effective August 2022 and provided transition services until September 2022. Mr. White was appointed interim Chief Executive Officer effective August 2022 and Chief Executive Officer effective September 2022. Ms. Goodsell was hired as our Chef Legal Officer and Corporate Secretary in July 2022.
(2)    The amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for RSU awards granted during 2022, as discussed in Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The grant date fair value of each RSU award is measured based on the closing price of our common stock on the date of grant. The amount reported reflects the accounting value for the RSU awards and does not correspond to the actual economic value that may be received by the named executive officers from the RSU awards.
(3)    The amounts reported in this column represent the cash incentive awards earned under our Annual Bonus Plan for 2022 (the “2022 Bonus Plan”) based on individual performance and the achievement of 2022 company milestones relating to revenue and non-GAAP operating loss, as described further under “2022 Bonus Plan” below. The payout of 2022 Bonus Plan awards is subject to continued employment through the date of payment, which is anticipated to be made in April 2023.

(4)    For 2022, the amounts in this column, represent (i) 401(k) plan matching contributions from us, (ii) $17,486 in director’s fees for Mr. White’s service on our board of directors through April 2022, (iii) cash severance paid to Mr. Banks, and (iv) the cost of COBRA premiums paid for Mr. Banks in connection with his termination of employment, as set forth in the table below.

Name	401(k) Contributions ($)	Director Fees ($)	Cash Severance ($)	COBRA Premiums ($)	Total ($)
Brett White	9,932	17,486	—	—	27,418
Roy Banks	7,492	—	141,667	3,553	152,712
Erin Goodsell	5,584	—	—	—	5,584
Matt Hyde	7,589	—	—	—	7,589
The payments and benefits to Mr. Banks in connection with his termination of employment are described further below under “Potential Payments in Connection with Termination or Change in Control.” For 2021, the amounts in this column represent 401(k) plan matching contributions from us.
(5)    Mr. White’s initial annual salary as interim Chief Executive Officer was $400,000, which on September 5, 2022 was increased to $425,000. Pursuant to the Amended and Restated Employment Agreement with Mr. White effective September 30,2022 (the “White Employment Agreement”), Mr. White became our non-interim Chief Executive Officer and his annual base salary increased to $450,000.
(6)    Pursuant to the White Employment Agreement, his 2022 annual cash incentive bonus target was $357,125 and his minimum bonus payout was $321,413.
(7)    Represents the annual bonus earned for the respective named executive officer in 2021.
(8)    Represents the prorated portion of Ms. Goodsell’s salary based on the duration of her employment in 2022 at a $335,000 annual rate pursuant to her Employment Agreement with us effective as of July 5, 2022 (the “Goodsell Employment Agreement”).
(9)    Pursuant to the Goodsell Employment Agreement, her 2022 annual cash incentive bonus target of $134,000 was not prorated based on her partial year of employment in 2022.
(10)    Represents the incremental fair value of the November 4, 2022 repricing of the exercise price of Mr. Hyde’s option granted on July 1, 2021 covering 298,702 shares of our common stock from $15.26 to $7.00, as computed in accordance with FASB ASC Topic 718. The fair value of the modification of the option was calculated by subtracting the fair value of the original option immediately prior to the modification from the fair value of the modified option immediately following the modification. The amount reported reflects the accounting value of the modification of the option and does not correspond to the actual economic value that may be received by Mr. Hyde from the option or due to the option’s repricing.

Bonus Plans
2022 Bonus Plan
At the start of 2022, we approved a bonus plan for our executives and managers for the 2022 year, or the 2022 Bonus Plan. Each participant in the 2022 Bonus Plan was eligible to receive an annual cash bonus based on the achievement of robust Company and individual performance goals. The weight of the Company and individual performance goals was dependent on the participant’s role with us as follows:

Position Level	Company Performance Weighting	Individual Weighting Performance
Executive	80%	20%
Manager/Director	60%	40%
Individual Contributor	20%	80%
Individual performance achievement was measured by the participant’s performance review ranking at the end of the year. The Company performance metrics for 2022 were revenue (weighted at 60%) and non-GAAP operating loss (weighted at 40%) (defined as operating loss calculated under GAAP and reported in our filed financial statements, but excluding stock-based compensation expenses). Threshold Company performance for both metrics was set at 80% of the target levels of $146,400,000 of revenue and $33,600,000 of non-GAAP operating loss, respectively. To be eligible to earn a bonus under the 2022 Bonus Plan, a participant must remain continually employed by, and in good standing with, us through the date when such bonus is paid by the Company, which is anticipated to be in April 2022. All of our named executive officers, except for Roy Banks, participated in the 2022 Bonus Plan. Achievement of our 2022 Company-based goals surpassed the threshold levels set by our board of directors at the beginning of 2022. For our named executive officers, the 2022 annual bonus payouts will range from approximately 88% to 95% of their respective target amounts. Mr. White’s bonus payout for 2022 was guaranteed by his employment agreement to be at least 90% of his target bonus.

Name	Target Bonus	Bonus Payout
Brett White	$357,125	$321,413
Erin Goodsell	$134,000	$118,000
Matt Hyde	$157,500	$150,000
Executive Employment Arrangements
Brett White. Pursuant to his amended and restated employment agreement with us which became effective in September 2022, Mr. White is entitled to an annual base salary of $450,000 and an annual cash incentive bonus with a 2022 target amount of $357,125. Subject to Mr. White’s continued employment with us through the date of payment, his 2022 annual bonus will be paid at the minimum amount of $321,413. Mr. White’s future annual cash incentive target amount will be equal to 100% of his annual base salary. Additionally, pursuant to his employment agreement, Mr. White received 633,663 RSUs on September 30, 2022 of which one-third of the total number of underlying shares will vest on August 15, 2023, and the remainder of which will vest in equal quarterly installments over the two years thereafter, subject to Mr. White’s continued employment with us on each vesting date. Mr. White’s employment is “at will” and is terminable by either party at any time. The agreement has an initial three-

year term from September 2022, which automatically renews for subsequent one-year periods unless either party notifies the other of an intention not to renew the agreement. Mr. White is also entitled to certain severance payments and benefits upon a termination of his employment by us without cause or by Mr. White for good reason, as explained below under “Potential Payments Upon Termination or Change in Control.”
Roy Banks. Pursuant to his amended employment agreement with us which became effective in August 2022, Mr. Banks was entitled to an annual base salary of $425,000 and was not entitled to any annual cash incentive bonus for 2022. Mr. Banks’ employment was “at will” and was terminable by either party at any time. Under the amended employment agreement, Mr. Banks resigned as our Chief Executive Officer effective August 15, 2022 and terminated his employment with us and resigned from our board of directors effective September 2, 2023. He was entitled to certain payments and benefits upon his resignation as explained below under “Potential Payments Upon Termination or Change in Control.”
Erin Goodsell. Pursuant to her employment agreement with us which became effective in July 2022, Ms. Goodsell is entitled to an annual base salary of $335,000 and an annual cash incentive bonus with a non-prorated target amount of up to $134,000 for 2022 and up to 40% of her base salary for subsequent years. Additionally, pursuant to her employment agreement, Ms. Goodsell received 654,604 RSUs on August 6, 2022 of which one-third of the total number of underlying shares will vest on August 15, 2023, and the remainder of which will vest in equal quarterly installments over the two years thereafter, subject to Ms. Goodsell’s continued employment with us on each vesting date. Ms. Goodsell’s employment is “at will” and may be terminated by either party at any time. The agreement has an initial three-year term from July 2022, which will automatically renew for subsequent one-year periods unless either party notifies the other of an intention not to renew the agreement. Ms. Goodsell is also entitled to certain severance payments and benefits upon a termination of her employment by us without cause or by Ms. Goodsell for good reason, as explained below under “Potential Payments Upon Termination or Change in Control.”
Matt Hyde. Pursuant to his employment agreement with us which became effective in November 2021, Mr. Hyde is currently entitled to an annual base salary of $315,000 and an annual cash incentive bonus with a target amount of up to 50% of his base salary. Mr. Hyde’s employment is “at will” and may be terminated by either party at any time. The agreement has an initial three-year term from November 2021, which will automatically renew for subsequent one-year periods unless either party notifies the other of an intention not to renew the agreement. Mr. Hyde is also entitled to certain severance payments and benefits upon a termination of his employment by us without cause or by Mr. Hyde for good reason, as explained below under “Potential Payments Upon Termination or Change in Control.”
Equity Awards
We grant equity awards to our executives upon their hire and promotion and anticipate making refresh grants each year if appropriate in connection with our annual merit cycle. In 2022, our named executive officers received awards of RSUs denominated in shares of our common stock that generally vested on a three-year service-based schedule.
In September 2022, our board of directors, and in November 2022 at a special meeting, our stockholders approved a one-time stock option repricing program pursuant to which outstanding stock options of current service providers under the 2015 Plan with an exercise price greater than $7.00 per share would be amended to have a new exercise price equal to the greater of $7.00 or 110% of the volume weighted average per share closing price of our common stock for the 10 trading days ending and including the date of the stockholder approval (the “Option Repricing Program”). Current and former members of our board of directors and our current or former Chief Executive Officers could not participate in the Option Repricing Program. Under the Option Repricing Program, Mr. Hyde’s option to purchase 298,702 shares of our common stock originally granted on July 1, 2021 at an exercise price of $15.26 per share was repriced to be exercisable at a price of $7.00 per share.
Potential Payments Upon Termination or Change in Control
Brett White
Under our amended and restated employment agreement with Brett White, if his employment is terminated by us without cause or by Mr. White for good reason outside of the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in his employment agreement) and Mr. White executes a release of claims, Mr. White will be entitled to:
•the aggregate amount of his annual base salary, payable over a 12 month period from the date of termination;
•reimbursement for COBRA premiums in an amount equal to his (and his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to his termination, until the earlier of (a) 12 months following the date of termination and (b) the date that Mr. White (and his eligible dependents) become covered under similar plans; and
•accelerated vesting of up to 379,396 of the 1,191,667 RSUs previously granted to Mr. White on May 5, 2022 pursuant to the schedule set forth his employment agreement based on his tenure with us, but with no accelerated vesting to occur on or after April 25, 2023.
In addition, Mr. White’s amended and restated employment agreement provides that if his employment is terminated by us without cause or by him for good reason in the period beginning three months prior to and ending 12 months following a change in control and Mr. White executes a release of claims, he will be entitled to receive:
•a lump sum payment in the aggregate amount of 18 months of base salary;
•a lump sum cash payment equal to his prorated annual bonus for the calendar year of termination based on performance at 100% of target;
•reimbursement for COBRA premiums in an amount equal to his (and his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 18 months following the date of termination and (b) the date that Mr. Banks (and his eligible dependents) become covered under similar plans; and
•his outstanding unvested equity awards that are subject to time vesting will vest in full.
Roy Banks

Under our amended employment agreement with Roy Banks, upon Mr. Banks’ September 2, 2022 cessation of employment with us and execution of a release of claims, Mr. Banks became entitled to receive:
•the aggregate amount of his annual base salary, payable over a 12 month period from September 2, 2022;
•reimbursement for COBRA premiums in an amount equal to his (and his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to his termination, until the earlier of (a) 12 months following September 2, 2022 and (b) the date that Mr. Banks (and his eligible dependents) become covered under similar plans; and
•accelerated vesting of 130,435 RSUs of the 521,743 previously granted to Mr. Banks on March 17, 2022.
Erin Goodsell and Matt Hyde
Under our employment agreements with Erin Goodsell and Matt Hyde, if the respective named executive officer’s employment is terminated by us without cause, or, in the case of Ms. Goodsell, by her for good reason, outside of the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in their respective employment agreements) and the named executive officer executes a release of claims, then she or he, as the case may be, will be entitled to:
•the aggregate amount of the named executive officer’s annual base salary, payable over a 12 month period from the date of termination; and
•reimbursement for COBRA premiums in an amount equal to the named executive officer’s (and her or his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 12 months following the date of termination and (b) the date that the named executive officer (and her or his eligible dependents) become covered under similar plans.
In addition, Ms. Goodsell’s and Mr. Hyde’s employment agreements provide that if the respective named executive officer’s employment is terminated by us without cause or by her or him for good reason in the period beginning three months prior to and ending 12 months following a change in control and the named executive officer executes a release of claims, then she or he, as the case may be, will be entitled to receive:
•a lump sum payment in the aggregate amount of 12 months of base salary;
•a lump sum cash payment equal to the named executive officer’s prorated annual bonus for the calendar year of termination based on performance at 100% of target;
•reimbursement for COBRA premiums in an amount equal to the named executive officer’s (and her or his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 12 months following the date of termination and (b) the date that the named executive officer (and her or his eligible dependents) become covered under similar plans; and

•any outstanding unvested equity awards of the named executive officer that are subject to time vesting will vest in full.
Hedging and Pledging Policy
Under the terms of our insider trading policy, no employee, contractor, consultant and member of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Compliance Officer.

Outstanding Equity Awards at Fiscal Year‑End Table
The following table provides information regarding the outstanding stock option and RSU awards held by our named executive officers as of December 31, 2022.

		Option Awards(1)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options				Equity Incentive Plan Awards
Name	Grant Date	Exercisable	Unexercisable	Exercise Price(2)	Expiration Date	Number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested(3)
Brett White	7/14/2020(4)	64,444	42,222	$4.324	7/13/2030	—	—
	5/5/2022(5)	—	—	—	—	25,000	$114,500
	5/5/2022(6)	—	—	—	—	1,166,667	$5,343,335
	9/30/2022(7)	—	—	—	—	633,663	$2,902,177

Roy Banks	12/23/2020(8)	854,231	—	$10.760	9/1/2023	—	—

Erin Goodsell	8/6/2022(7)	—	—	—	—	654,604	$2,998,086

Matt Hyde	7/1/2021(4)	130,682	168,020	$7.00	6/30/2031	—	—
	3/17/2022(9)	—	—	—	—	215,846	$988,575
	11/20/2022(10)	—	—	—	—	125,000	$572,500

_______________________
(1)    The equity awards in this table are subject to acceleration of vesting upon the circumstances described in “—Potential Payments upon Termination or Change in Control” above.
(2)    The per share exercise price for stock options granted prior to our November 2021 initial public offering was, pursuant to the terms of the 2015 Plan, equal to the fair market value of a share of our common stock on the date of grant as determined by our board of directors. The exercise price of Mr. Hyde’s option was amended on November 4, 2022 to be $7.00 per share from its original exercise price of $15.26 per share, pursuant to our one-time option repricing program described in “—Equity Awards” above.
(3)    The market value of unvested RSUs is calculated by multiplying the number of RSUs by $4.58, the closing per share market price of our common stock on December 30, 2022, the last trading day in 2022.
(4)    Represent stock options granted under the 2015 Plan that vest as to 25% of the total number of shares on the one-year anniversary of the vesting commencement date, and as to 1/48th of the total number of shares each month thereafter over the following three years. The vesting commencement dates for the options of Messrs. White and Hyde are July 15, 2020 and March 29, 2021, respectively.
(5)    Represents an award of RSUs granted under the 2021 Plan, which vests in full on April 25, 2023.
(6)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on April 25, 2023 and as to remaining shares in equal quarterly installments over the subsequent two years.
(7)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 1/3rd of the total number of shares on August 15, 2023, and as to 1/12th of the total number of shares in quarterly installments thereafter.
(8)    Represents the 854,231 vested shares subject to Mr. Banks’ stock options granted on December 23, 2020, which will remain exercisable until September 1, 2023, at which time they will be forfeited if not exercised. The 1,098,299 unvested shares subject his options granted on December 23, 2020 were forfeited upon Mr. Banks’ departure on September 2, 2022. In connection with his September 2, 2022 departure and pursuant to his amended employment agreement, Mr. Banks received accelerated vesting as to 130,435 of the 521,743 RSUs previously granted to him on March 17, 2022 and the remaining 391,308 unvested RSUs were forfeited.
(9)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on March 15, 2023 and as to remaining shares in equal quarterly installments over the subsequent two years.
(10)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 1/3rd of the total number of shares on November 15, 2023, and as to the remaining shares in equal quarterly installments over the subsequent two years.

Equity Compensation Plan Information
We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants: our 2022 Inducement Equity Incentive Plan, or the 2022 Inducement Plan, our 2021 Equity Incentive Plan, or the 2021 Plan, our 2021 Employee Stock Purchase Plan, or the ESPP, and our 2015 Equity Incentive Plan, or the 2015 Plan. Each of our equity compensation plans, other than the 2022 Inducement Plan, has been approved by our stockholders.
On September 13, 2022 our board of directors adopted the 2022 Inducement Plan to permit the grant of inducement equity awards under New York Stock Exchange Listing Rule 303A.08 as a material inducement for highly qualified individuals to become our employees. Our compensation committee administers the 2022 Inducement Plan. 7,000,000 shares of our common stock have been reserved for issuance under the 2022 Inducement Plan and awards of stock options, restricted stock, RSUs, stock appreciation rights and stock bonuses may be granted under the plan. The material terms of awards granted under the 2022 Inducement Plan must be disclosed in a Company press release. As of December 31, 2022, no awards have been granted under the 2022 Inducement Plan.
The following table presents information as of December 31, 2022 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise or settlement of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	12,464,237	$6.32(2)	10,430,153(3)
Equity compensation plans not approved by security holders(4)	—	—	7,000,000
Total	12,464,237	$6.32	17,430,153
_______________________
(1)    Includes the 2015 Plan, the 2021 Plan and the ESPP. For a description of these plans, please refer to the Note "”Stockholders’ Equity (Deficit)” to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(2)    The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect shares that will be issued upon the vesting and settlement of outstanding awards of restricted stock units, which have no exercise price.
(3)    Includes 8,652,253 shares remaining for issuance under the 2021 Plan and 1,777,899 shares remaining for issuance or subject to outstanding purchase rights under the ESPP. There are no shares available for future issuance under the 2015 Plan. Any shares subject to awards under the 2015 Plan that otherwise would have been returned to the 2015 Plan on account of the expiration, cancellation or forfeiture of such awards following November 9, 2021 will be available for future grant and issuance under the 2021 Plan. The number of shares reserved for issuance under the 2021 Plan will increase automatically on January 1 of each year beginning with 2022 and ending with 2031 by a number of shares equal to the lesser of (i) 4,500,000 shares; (ii)

5% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Similarly, the number of shares reserved for issuance under the ESPP will increase automatically on January 1 of each year beginning with 2022 and ending with 2031 by a number of shares equal to the lesser of (i) 975,000 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. The amount in this column does not reflect the automatic increases in the number of shares reserved for issuance under the 2021 Plan and the ESPP by 3,216,231 shares and by 643,246 shares, respectively, on January 1, 2023.
(4)    Includes the 2022 Inducement Plan, as described above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors - Director Compensation,” respectively, since January 1, 2021, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Participation in our Initial Public Offering
Pelion Ventures VI, L.P. and Crosslink Capital, each a beneficial holder of more than 5% of our capital stock and affiliated with a member of our board of directors, or one or more of their respective affiliates, each purchased 400,000 shares in our initial public offering in November 2021 at the public offering price.
Employment of Related Person
A son-in-law of Marty Smuin, who served as our Chief Operating Officer until April 2022, was previously employed by us as an account executive. Mr. Smuin’s son-in-law received total compensation of $67,294 for 2021, calculated in the same manner as in the Summary Compensation Table. The total compensation includes salary, commissions, stock and option awards, and other compensation.
Another son-in-law of Marty Smuin has been employed by us as the head of field engineering since March 2021. Mr. Smuin’s son-in-law is received total compensation of $164,282 for 2021, calculated in the same manner as in the Summary Compensation Table. The total compensation includes salary, commissions, stock and option awards, and other compensation.
Right of First Refusal
Pursuant to our equity compensation plans and certain agreements with our stockholders, including our amended and restated first refusal and co-sale agreement originally dated May 9, 2014 and amended and restated on October 18, 2019, we or our assignees have a right to purchase shares of our capital stock that stockholders propose to sell to other parties. This right terminated upon the completion of our initial public offering. Since January 1, 2021, we have waived our right of first refusal in connection with the sale of certain shares of our capital stock in separate transactions that involved the sale or purchase or repurchase of such shares by our directors and officers, entities with which certain of our directors are affiliated and certain of our stockholders including related persons and holders of more than 5% of our capital stock. Specifically, each of Alan Taylor, Jefferson Lyman, Marty Smuin and John Curtius, as well as Pelion Ventures VI, L.P., entities affiliated with Bessemer Venture Partners, Tiger Global Private Investment Partners XI, L.P., and Crosslink Capital and certain of their affiliates, were parties in one or more of these transactions.
Investors’ Rights, Voting, and Right of First Refusal Agreements
In connection with our convertible preferred stock financings, we entered into investors’ rights, voting, and right of first refusal and co-sale agreements containing registration rights, voting rights, and rights of first refusal, among other things, with certain holders of our convertible preferred stock and certain holders of our common stock. The parties to these agreements include entities affiliated with Tiger Global Private Investment Partners XI, L.P., Catalyst Investors QP IV, L.P., Crosslink Capital, Pelion Ventures VI, L.P., and entities affiliated with Bessemer Venture Partners, which each hold more than 5% of our outstanding capital stock, and entities affiliated with our directors, Tyler Newton, Blake G Modersitzki and David Silverman. These stockholder agreements terminated upon the effectiveness of the registration statement for our initial public offering, except for the registration rights granted under our investors’ rights agreement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Review, Approval or Ratification of Transactions with Related Parties
Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee considers the facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2022 except for the following filings:

Name	Transaction	Date Filed
Blake G Modersitzki	Grant of RSU award on 5/13/2022.	Form 4 filed on 3/9/2023

Alan Taylor	Exercise of call option for 15,000 shares on 12/28/2021.	Form 4 filed on 3/14/2023
	Exercise of call option for 44,271 shares on 12/28/2021.	Form 4 filed on 3/14/2023
	Exercise of call option for 25,000 shares on 3/11/2022.	Form 4 filed on 3/14/2023
	Grant of RSU award on 3/17/2022.	Form 4 filed on 3/22/2022

Roy Banks	Grant of RSU award on 3/17/2022.	Form 4 filed on 3/22/2022

Ashish Chaudhary	Grant of RSU award on 3/17/2022.	Form 4 filed on 3/22/2022

Wendy Harper	Grant of RSU award on 3/17/2022.	Form 4 filed on 3/22/2022

Matt Hyde	Grant of RSU award on 3/17/2022.	Form 4 filed on 3/22/2022

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2022. Our audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Submitted by the Audit Committee
George P. Scanlon, Chair
Tyler Newton
David Silverman

ABOUT THIS PROXY STATEMENT
We are a “smaller reporting company” under the rules of the SEC and as such are not required to include certain information in this proxy statement that companies that are not “smaller reporting companies” must include, including a compensation discussion and analysis, certain compensation tables and related narrative information and pay ratio disclosure. We have elected to take advantage of such lesser disclosure requirements in presenting certain information in this proxy statement.
ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Weave Communications, Inc.
1331 W Powell Way
Lehi, Utah 84043
Attn: Investor Relations
Our annual report on Form 10-K for the fiscal year ended December 31, 2022 is also available at https://investors.getweave.com under “SEC Filings” in the “Financial Information” section of our website.
OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,

Brett White
Chief Executive Officer
Lehi, Utah
April   , 2023

Appendix A
CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WEAVE COMMUNICATIONS, INC.
The undersigned, Brett White, does hereby certify as follows:
1.The undersigned is the duly elected and acting Chief Executive Officer of Weave Communications, Inc., a Delaware corporation (the “Corporation”).
2.The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of Delaware on October 13, 2015 (the “Charter”).
3.Pursuant to Section 242 and any other applicable provisions of the General Corporation Law of the State of Delaware, this Certificate of Amendment to the Charter (the “Certificate of Amendment”) amends and restates Article VI of the Charter in its entirety to read as follows:
Section 1. To the fullest extent permitted by the General Corporation Law as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
Section 2. Neither any amendment, repeal or elimination of this Article VI, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this Article VI, shall eliminate, reduce or otherwise adversely affect its application with respect to an act or omission by a director or officer occurring before such amendment, repeal, elimination or adoption. Solely for purposes of this Article VI, “officer” shall have the meaning provided in Section 102(b)(7) of the General Corporation Law as the same exists or as may hereafter be amended.
4.The foregoing Certificate of Amendment has been duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 and any other applicable provisions of the General Corporation Law of the State of Delaware.
5.All other provisions of the Charter shall remain in full force and effect.
6.This Certificate of Amendment herein certified shall become effective immediately upon filing with the Office of the Secretary of State of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer of the Corporation as of                   , 2023.

By _________________________________ Brett White Chief Executive Officer
A-1

WEAVE COMMUNICATIONS, INC.
1331 W. POWELL WAY
LEHI, UT 84043

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V07470-P88792

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEAVE COMMUNICATIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Blake G Modersitzki
02) George P. Scanlon
03) Debora Tomlin

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Weave Communication, Inc.'s (the "Company") independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. Approval of an amendment to the Company's amended and restated certificate of incorporation to limit the liability of certain of its officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V07471-P88792

WEAVE COMMUNICATIONS, INC.
Annual Meeting of Stockholders
, 2023 Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brett White, Alan Taylor and Erin Goodsell, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of WEAVE COMMUNICATIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1331 W Powell Way, Lehi, Utah 84043 on , 2023, at Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side